Exhibit 10.2

AMENDED, RESTATED AND CONSOLIDATED NOTE

THIS AMENDED, RESTATED AND CONSOLIDATED NOTE is made, this 20th day of July, 2011, by and between SHC WASHINGTON, L.L.C., a Delaware limited liability company (the “Borrower”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (the “Lender”)

RECITALS:

A. Lender is currently the holder of that certain Note dated March 1, 2006, made by Borrower originally to the order of Strategic Hotel Funding, L.L.C. in the original principal sum of $128,000,000.00, as amended by letter agreement dated March 1, 2006 (said Note, as so amended, the “Existing Note”). By Allonge of even date herewith, the Existing Note has been endorsed, without recourse, to the order of Lender.

B. The Existing Note is secured by, among other things, that certain Purchase Money Deed of Trust dated as of March 1, 2006 (the “Existing Deed of Trust”), from Borrower to the trustee named therein for the benefit of Strategic Hotel Funding, L.L.C. and recorded among the Land Records of the District of Columbia as Instrument No. 2006026283. The Existing Deed of Trust conveys the interest of Borrower in certain real property situated in the District of Columbia, as more particularly described in Exhibit A attached thereto, as security for the payment of the indebtedness evidenced by the Existing Note.

C. The Existing Note has an outstanding principal balance as of the date hereof equal to $128,000,000.00.

D. Borrower has executed that certain Promissory Note of even date herewith payable to the order of Lender in the principal amount of $2,000,000.00 (the “Gap Note”).

E. Lender and Borrower have agreed to consolidate the Existing Note and the Gap Note into a single indebtedness in the original aggregate principal amount of $130,000,000.00 and to modify and restate said indebtedness as more particularly set forth below.

NOW THEREFORE, Borrower and Lender hereby agree as follows:

I. FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, the terms and provisions of (i) the annexed Note dated March 1, 2006, in the original principal amount of $128,000,000.00, with an outstanding principal balance as of the date hereof of $128,000,000.00, and (ii) the annexed Gap Note of even date herewith in the original principal amount of $2,000,000.00 (collectively the “Annexed Notes”), are hereby consolidated into a single indebtedness in the original principal amount of One Hundred Thirty Million and No\100 Dollars ($130,000,000.00) and are hereby amended and restated in their entirety as hereinafter set forth, effective as of the 20th day of July, 2011:

NOTE

$130,000,000.00                                                                                                                                                         July 20, 2011

FOR VALUE RECEIVED, the undersigned, SHC WASHINGTON, L.L.C., a Delaware limited liability company (the “Borrower”), promises to pay to the order of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, (the “Lender”) on the Maturity Date (as defined in the Loan Agreement referred to below) the principal sum of ONE HUNDRED AND THIRTY MILLION AND NO/100 DOLLARS ($130,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan (as defined in the Loan Agreement) made by the Lender pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of July 20, 2011 among the Borrower, the various financial institutions as are or may become parties thereto (including the Lender), and Deutsche Bank Trust Company Americas, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings provided in the Loan Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid at the rates per annum and on the dates specified in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Loan Agreement.

This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Lender or its agent or designee at the address set forth on this Note or at such other place as Lender or its agent or designee may from time to time designate in writing.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

II. This Amended, Restated and Consolidated Note is executed by the undersigned as of the date hereof to affirm that the Borrower and the Lender agree to the terms hereof, which terms, covenants and conditions shall inure to the benefit of Lender and shall be binding upon Borrower and their respective successors and assigns.

III. This Amended, Restated and Consolidated Note may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(Signatures on next page)

IN WITNESS WHEREOF, this Amended, Restated and Consolidated Note has been duly executed and delivered by the Borrower and approved by Lender as of the 20 day of July, 2011.

BORROWER:

SHC WASHINGTON, L.L.C.,
a Delaware limited liability company

By:
Name:
Title:

APPROVED:

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as administrative agent on behalf of the Lenders

By:	/s/ George R. Reynolds
Name:	GEORGE R. REYNOLDS
Title:	DIRECTOR

By:	/s/ James Rolison
Name:	JAMES ROLISON
Title:	MANAGING DIRECTOR

[Signature Page – Amended, Restated and Consolidated Note]

IN WITNESS WHEREOF, this Amended, Restated and Consolidated Note has been duly executed and delivered by the undersigned as of the 20 day of July, 2011.

BORROWER:

SHC WASHINGTON, L.L.C., a Delaware limited liability company

By:
Name: Robert T. McAllister
Title: Senior Vice President, Tax

[Signature Page – Amended, Restated and Consolidated Note]